UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2004

TELEWEST GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Great Portland Street

London W1W 5QA, United Kingdom

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:      +44-20-7299-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03            CREATION OF A DIRECT FINANCIAL OBLIGATION

On December 30, 2004, Telewest UK Limited and Telewest Communications Networks Ltd. (“TCN”) and certain of its direct and indirect subsidiaries and associated partnerships (together, the “TCN Group”) closed their pound 1,550,000,000 Senior Term Facilities (the “Senior Term Facilities”) and their pound 250,000,000 Second Lien Facility (the “Second Lien Facility”, and together with the Senior Term Facilities, the “Facilities”) entered into on December 21, 2004, the terms of which were disclosed in the form 8-K filed by the Company on December 22, 2004, which is incorporated by reference herein.

The proceeds of the Term Facilities and the Second Lien Facility, together with cash on hand of TCN, were used to finance the repayment of amounts due and payable under Telewest’s Existing Credit Facility, as defined in the Senior Term Facilities, and any fees, costs and expenses due and payable in connection with the Facilities, including but not limited to Commitment Fees, Arrangement and Underwriting Fees and Agency Fees, as defined in the Senior Term Facilities.  Telewest’s Existing Credit Facility has now been fully repaid.  A separate 7-year revolving loan facility in a maximum amount of pound 100,000,000, available in Sterling has not been drawn and remains available to finance the general working capital requirements and the general corporate purposes of the TCN Group.

ITEM 9.01            EXHIBITS

Exhibit 10.1                  Pound 1,550,000,000 Senior Facilities Agreement between Telewest UK Limited, Telewest Communications Networks Limited, and Telewest Global Finance LLC as Borrowers; Barclays Capital, BNP Paribas, Citigroup Global Markets Limited, Credit Suisse First Boston, Deutsche Bank AG London, GE Capital Structured Finance Group Limited, The Royal Bank Of Scotland Plc as Mandated Lead Arrangers; Barclays Bank Plc as Facility Agent and Security Trustee; Barclays Bank Plc as US Paying Agent; GE Capital Structured Finance Group Limited as Administrative Agent; the Original Guarantors (as defined therein); and the Lenders (as defined therein).

Exhibit 10.2                  Pound 250,000,000 Second Lien Facility Agreement between Telewest UK Limited, Telewest Communications Networks Limited, and Telewest Global Finance LLC as Borrowers, Barclays Capital, BNP Paribas, Citigroup Global Markets Limited, Credit Suisse First Boston, Deutsche Bank AG London, The Royal Bank Of Scotland plc as Mandated Lead Arrangers; Barclays Bank Plc as Facility Agent and Security Trustee; Barclays Bank Plc as US Paying Agent; the Original Guarantors (as defined therein); and the Lenders (as defined therein).

Exhibit 10.3                  Principal Intercreditor Deed between Telewest Communications Networks Limited, Telewest UK Limited, and Telewest Global Finance LLC; the Original Guarantors (as defined therein); Barclays Bank Plc as Security Trustee; certain institutions as Mandated Lead Arrangers; Barclays Bank Plc as Senior Facility Agent; Barclays Bank Plc as Second Lien Facility Agent; certain institutions as Senior TCN Group Lenders and Second Lien Lenders; Lloyds (Nimrod) Specialist Finance Limited, Leckhampton Finance Limited (formerly known as Robert Fleming Leasing (Number 4) Limited) and Lombard

Commercial Limited as Lessors; The Cable Corporation Limited and The Yorkshire Cable Group Limited as Lessees; certain institutions as Hedge Counterparties; Lloyds TSB Leasing Limited as Lessors’ Agent; Intergroup Debtors (as defined therein); and Intergroup Creditors (as defined therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEWEST GLOBAL, INC.

Dated: January 4, 2005	By:	/s/ Clive Burns
Name: Clive Burns
Title: Company Secretary